SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 29, 2007

Date of Report (Date of earliest event reported)

PACIFIC VEGAS GLOBAL STRATEGIES, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-49701	84-1159783
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16/F, Winsome House

73 Wyndham Street

Central, Hong Kong

(Address of principal executive offices, including zip code)

(011) (852) 3154-9370

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Resignation of independent registered public accounting firm

Following the reorganization of Moores Rowland Mazars (the “Former Auditors”) on June 1, 2007, in which certain of its partners have joined Mazars CPA Limited and the Former Auditors changed its name to Moores Rowland, the Former Auditors resigned as the independent auditors of Pacific Vegas Global Strategies, Inc. (the “Company”), effective June 29, 2007.  Moores Rowland have been the Company’s auditors since June 23, 2003.  The Company’s Board of Directors (the “Board”) approved the resignation of the Former Auditors on June 29, 2007.

The Former Auditors’ audit report on the Company’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Former Auditors’ report on the Company’s financial statements for the fiscal year ended December 31, 2006 included an explanatory paragraph describing the uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through the subsequent interim period on or prior to June 29, 2007, (a) there were no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditors, would have caused the Former Auditors to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(iv)(A) through (E) of Regulation S-B have occurred.

The Company has provided the Former Auditors with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and has requested that the Former Auditors furnish it with a letter addressed to the SEC stating whether the Former Auditors agree with the above statements and if not, stating the respects in which it does not agree.  A copy of such letter, dated July 11, 2007, is filed as Exhibit 16.1 hereto.

(b)	Engagement of new independent registered public accounting firm

As key members of the Former Auditors servicing the Company previously have been with Mazars CPA Limited, the Board appointed Mazars CPA Limited as the Company’s new independent auditors (the “New Auditors”), effective from June 29, 2007.

During the Company’s two most recent fiscal years and subsequent interim period on or prior to June 29, 2007, the Company has not consulted with the New Auditors regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(a)          Not applicable.

(b)         Not applicable.

(c)          Not applicable.

(d)         Exhibits.

Exhibit No.16.1 - Letter on change in certifying accountant from Moores Rowland dated July 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC VEGAS GLOBAL STRATEGIES, INC.
(Registrant)

Date:	July 16, 2007	By:	/s/ RAYMOND CHOU
Raymond Chou, CEO